                                   CAPITAL
                              APPRECIATION [BAR LOGO]
                                     TRUST

                    [Pictures of People Working & Playing]

         From Our Family to Yours: The Intelligent Creation of Wealth.





                                ANNUAL REPORT
                          and Investment Performance
                          Review for the Year Ended
                               August 31, 1997



                                [HERITAGE LOGO]

                                                                October 13, 1997

Dear Fellow Shareholders:

     I am pleased to provide you with the annual report for Heritage Capital Appreciation Trust (the "Fund") for the fiscal year ended August 31, 1997. For this period, your Fund's Class A and Class C shares delivered total returns of +33.61% and +32.91%, respectively. These returns are calculated without the imposition of either front or back-end sales charges.

     As we reported previously, in February 1997, shareholders of your Fund approved the proposal by your Fund's Board of Trustees to retain the Liberty Investment Management division of Goldman Sachs Asset Management as your Fund's investment subadviser. This action allowed Herb Ehlers to continue as your Fund's portfolio manager, a position he has held since your Fund's inception in 1985. In the letter that follows, Mr. Ehlers discusses the recent performance of the stock market and of your Fund in particular. He also places the recent outstanding stock market returns in some historical perspective, supporting our optimistic long-term view for the market while suggesting caution may be called for in the short term. I hope you find his comments informative as to how your investment portfolio is managed.

     On behalf of all of us at Heritage Asset Management, thank you for your continuing investment in Heritage Capital Appreciation Trust. If there are ever ways in which you believe we could better serve you, please call us at 800-709-3863.

                                          Sincerely,

                                          /s/ Stephen G. Hill
                                          Stephen G. Hill
                                          President

                                                              September 24, 1997

Dear Fellow Shareholders:

     In the fiscal year ended August 31, 1997, Heritage Capital Appreciation Trust ("HCAT") realized a performance gain of 33.61%* for Class A Shares and 32.91%* for Class C Shares. During the same period the S&P 500 Index returned 40.65%, while the S&P 400 Mid-Cap Index gained 37.28%.

     We first made note of the S&P 400 in our most recent six-month letter to shareholders, stating that the companies in that index had an average market capitalization that was somewhat closer to that of HCAT's portfolio than the companies that comprise the S&P 500. The effect of this difference became evident in the last six months, when the price performance of the smaller and mid-cap companies finally began to gain ground on the S&P 500 after a long period of underperformance. Similarly, HCAT, which had underperformed the S&P 500 but outperformed the S&P 400 in its fiscal first half, had the opposite result in the latest six months, as it outperformed the S&P 500 while underperforming the S&P 400. While we would like to outperform every index in every period, we are pleased that HCAT is positioned so that it is not unduly impacted by a shift in market sentiment such as we may now be seeing.

     While we are on the subject of performance, we should not lose sight of the fact that, whether it's 33%, 37% or 40%, in absolute terms these numbers represent outstanding performance, continue a seven-year string of gains (1990 was the last "down" year) averaging well over 17% annually, and will undoubtedly return to a more modest rate at some point in the future.

     Some observers are concerned that the market may be overvalued based on several traditional historical measures, including what appears to be a "disconnect" between stock prices and interest rates. There has been a strong correlation over many years between stock prices and bond yields, which generally move in the same direction over any measurable period. However, interest rates bottomed out (at about 5.80% on the 30-year Treasury) four years ago in October 1993, and recently, even after a strong rally, were at a 6.40% yield, or 60 basis points worse than their most favorable reading. During this same period the stock market is not only up, but has more than doubled. Therefore, using this measure, it might be concluded that a bit of caution is called for.

     However, taking a longer-term view, one can argue that stock prices are right where they should be. Over the past 40 years, the compound average annual earnings growth rate of the Dow Jones Industrial Average ("DJIA") has been 7%. Remember that when 7% compounds over ten years it leads to a doubling in value. In 1956, the DJIA first reached 500, and by 1966 it had doubled to about 1000. So far, so good. Now, on this basis it should have reached 2000 in 1976, 4000 in 1986 and 8000 by 1996. This progression was derailed in the 1970s and early 1980s by high inflation, so that the 2000 mark was not reached until 1987. Therefore, from this viewpoint the last few years have been purely a game of catch-up, and the market, at about 8000 on the DJIA, is priced just right. What's in the future? Well, while we would not be so presumptuous as to bring up the possibility of 16,000 in 2006, it does have a nice ring to it, doesn't it?

     Now, what helped and what hurt during the past year? As might be expected in a period when stock prices rose so dramatically, very few portfolio holdings actually declined in price (of the 33 companies that were held throughout the entire year, 29 were up and only 4 were down). However, (also as might be expected), there was a wide disparity in the performance of individual issues. Thirteen of the 33 outperformed the S&P 500, ranging from AES Corporation ((LOGO)+108%), Valassis Communications, Inc. ((LOGO)+99%) and MBNA Corporation ((LOGO)+90%) to perennial favorite Fannie Mae ((LOGO)+42%). Interestingly, five of the thirteen were repeats from 1996 -- AES, MBNA Corporation, AMBAC Financial Group, Inc., Fannie Mae and Freddie Mac. Outperforming groups included Financials (4 names), Newspaper-related (3), Pharmaceuticals (2) and -- believe it or not for those who have been with us awhile -- Telecommunications/Entertainment (Time Warner, Inc. and Liberty Media Group).

     The laggards -- given the strong over-all performance, we figure anything with less than a double-digit return should be included -- were a somewhat diverse group, but still had a heavy representation in Communications (Comcast UK, Telephone & Data Systems, Inc., Reuters Holdings PLC). Two of the three have already recovered nicely since fiscal year-end, and we continue to like their prospects. The only other name that we would drag into the spotlight is Circus Circus Enterprises, Inc., which was the single worst performer and, unfortunately, made the laggards list for the second year in a row. Although the fundamental turnaround that we have been expecting has been repeatedly delayed, we believe we are finally seeing the light at the end of that particular tunnel.

     New names added to the portfolio recently include H&R Block, Corning, Johnson & Johnson, Nationwide Financial Services, Ralston-Purina and SunAmerica. We expect them to fully participate in the strong performance we hope to generate for fellow shareholders in the coming years.

     As always, we appreciate your confidence in the Liberty/Goldman Sachs team, and we will continue to work diligently to produce excellent long-term results for you.

                                            Sincerely,

                                            /S/ HERBERT E. EHLERS

                                            Herbert E. Ehlers

                                            Managing Director
                                            Goldman Sachs & Co.

                                            Chief Investment Officer
                                            Liberty Investment Management
                                            a division of Goldman Sachs Asset
                                            Management

* These returns are calculated without the imposition of either front- or back-end sales charges.

                         GROWTH OF A $10,000 INVESTMENT
         SINCE SEPTEMBER 1, 1987 OF HERITAGE CAPITAL APPRECIATION TRUST
                                 CLASS A SHARES

The graph contained in the annual report compares the performance of the Heritage Capital Appreciation Trust Class A share with the S&P and Value Line index for the ten year period ended August 31, 1997.


                         GROWTH OF A $10,000 INVESTMENT
             SINCE INCEPTION OF HERITAGE CAPITAL APPRECIATION TRUST
                                 CLASS C SHARES
                                ON APRIL 3, 1995


The second graph contained in the annual report compares the performance of the Heritage Capital Appreciation Trust Class C share with the S&P and Value Line index from inception (April 3, 1995) through August 31, 1997.


   The Value Line Index does not include reinvestment of dividends.
   * Average annual returns for Heritage Capital Appreciation Trust Class A and C Shares are calculated in conformance with item 22 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares and reinvestment of dividends for Class A and C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's results assume the reinvestment of all capital gain distributions and income dividends. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1997

                                                                              MARKET
   SHARES                                                                      VALUE
   ------                                                                   -----------
COMMON STOCK--97.4%(A)
-----------------------
   BANKING--3.3%
   -------------
      72,000  MBNA Corporation............................................  $ 2,767,500
                                                                            -----------
   BROADCASTING--8.8%
   ------------------
      41,600  Comcast UK Cable Partners, Class "A"*.......................      426,400
      55,700  Jacor Communications, Inc.*.................................    2,450,800
      97,500  Liberty Media Group, Class "A"*.............................    2,571,563
     110,000  Tele-Communications, Inc., Class "A"*.......................    1,925,000
                                                                            -----------
                                                                              7,373,763
                                                                            -----------
   CONGLOMERATES/DIVERSIFIED--1.7%
   ----------------------------
      14,700  Corning, Inc................................................      777,262
       7,200  Ralston-Purina Group........................................      648,000
                                                                            -----------
                                                                              1,425,262
                                                                            -----------
   COSMETICS/TOILETRIES--6.4%
   -----------------------
      36,000  Avon Products, Inc. ........................................    2,306,250
      37,000  Gillette Company............................................    3,064,063
                                                                            -----------
                                                                              5,370,313
                                                                            -----------
   FILMED ENTERTAINMENT--3.1%
   ------------------------
      50,300  Time Warner, Inc. ..........................................    2,590,450
                                                                            -----------
   FINANCE--8.9%
   ------------
      21,700  AMBAC Financial Group, Inc. ................................    1,753,631
      60,000  Fannie Mae..................................................    2,640,000
      96,000  Freddie Mac.................................................    3,126,000
                                                                            -----------
                                                                              7,519,631
                                                                            -----------
   FOOD--3.0%
   ----------
      15,000  Nabisco Holdings Corporation, Class "A".....................      622,500
      26,400  Wm. Wrigley Jr. Company.....................................    1,914,000
                                                                            -----------
                                                                              2,536,500
                                                                            -----------
   GLASS/PRODUCTS--3.0%
   -------------------
      65,000  Libbey, Inc. ...............................................    2,494,375
                                                                            -----------
   HOTELS/MOTELS/INNS--4.4%
   -----------------------
      55,700  Marriott International, Inc. ...............................    3,707,531
                                                                            -----------
   INSURANCE--2.5%
   -------------
      59,900  Nationwide Financial Services, Inc..........................    1,662,225
       8,600  SunAmerica, Inc.............................................      463,325
                                                                            -----------
                                                                              2,125,550
                                                                            -----------

   LAND DEVELOPMENT/REAL ESTATE--0.9%
   ---------------------------------
      25,000  The Rouse Company*..........................................      734,375
                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1997
                                  (CONTINUED)

                                                                              MARKET
   SHARES                                                                      VALUE
   ------                                                                   -----------
   LEISURE/AMUSEMENT--3.1%
   -----------------------
      18,600  Circus Circus Enterprises, Inc.*............................  $   445,237
      40,500  Hasbro, Inc.................................................    1,088,438
      14,000  The Walt Disney Company.....................................    1,075,375
                                                                            -----------
                                                                              2,609,050
                                                                            -----------

   MEDICAL EQUIPMENT/SUPPLY--0.8%
   -----------------------------
      11,700  Johnson & Johnson...........................................      663,244
                                                                            -----------

   PHARMACEUTICAL--9.7%
   -------------------
      30,600  Bristol-Myers Squibb Company................................    2,325,600
      60,600  Pfizer, Inc.................................................    3,355,725
      52,000  Schering-Plough Corporation.................................    2,496,000
                                                                            -----------
                                                                              8,177,325
                                                                            -----------
   POLLUTION CONTROL--1.0%
   ---------------------
      51,800  Wheelabrator Technologies, Inc. ............................      812,612
                                                                            -----------

   PUBLISHING--13.5%
   ---------------
      25,800  A.H. Belo Corporation, Class "A"............................    1,106,175
      16,000  Gannett Company.............................................    1,559,000
      57,100  New York Times Company, Class "A"...........................    2,697,975
      21,800  Reuters Holdings PLC, ADR...................................    1,327,075
      52,000  Tribune Company.............................................    2,570,750
      69,700  Valassis Communications, Inc.*..............................    2,117,138
                                                                            -----------
                                                                             11,378,113
                                                                            -----------

   REAL ESTATE INVESTMENT TRUST--1.2%
   -------------------------------
      45,000  Manufactured Home Communities, Inc..........................    1,054,687
                                                                            -----------

   RETAIL STORES--5.5%
   -----------------
      25,221  CVS Corporation.............................................    1,421,834
       8,000  Rite Aid Corporation........................................      400,500
      22,400  Tandy Corporation...........................................    1,486,800
      50,000  Walgreen Company............................................    1,346,875
                                                                            -----------
                                                                              4,656,009
                                                                            -----------

   SERVICES--8.3%
   ------------
      56,208  First Data Corporation......................................    2,308,041
      34,600  Galileo International, Inc.*................................      914,738
       9,000  H&R Block, Inc..............................................      353,250
      30,300  SABRE Group Holdings, Inc.*.................................      931,725
      77,000  Service Corporation International...........................    2,464,000
                                                                            -----------
                                                                              6,971,754
                                                                            -----------

   TELECOMMUNICATIONS--4.1%
   -----------------------
      43,900  Airtouch Communications, Inc.*..............................    1,484,369
      50,000  Telephone & Data Systems, Inc...............................    1,975,000
                                                                            -----------
                                                                              3,459,369
                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1997
                                  (CONTINUED)

                                                                              MARKET
   SHARES                                                                      VALUE
   ------                                                                   -----------
   TOBACCO--1.0%
   -------------
      19,300  Philip Morris Companies, Inc................................  $   841,962
                                                                            -----------

   UTILITIES--DIVERSIFIED--3.2%
   ----------------------
      71,800  AES Corporation*............................................    2,656,600
                                                                            -----------
Total Common Stock (cost $52,913,350).....................................   81,925,975
                                                                            -----------

REPURCHASE AGREEMENT--2.7%(A)
----------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated
August 29, 1997 @ 5.5% to be repurchased at $2,261,381 on September 2,
1997, collateralized by $2,300,000 United States Treasury Notes, 4.75% due
October 31, 1998 (market value $2,308,719 including interest) (cost
$2,260,000)...............................................................    2,260,000
                                                                            -----------
TOTAL INVESTMENT PORTFOLIO (cost $55,173,350)(b), 100.1%(a)...............   84,185,975
OTHER ASSETS AND LIABILITIES, NET, (0.1%)(a)..............................     (120,432)
                                                                            -----------
NET ASSETS, 100.0%........................................................  $84,065,543
                                                                            ===========

------------------

 *  Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $29,012,625 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $29,551,006 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $538,381.
ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                      HERITAGE CAPITAL APPRECIATION TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1997

Assets
------
Investments, at market value (identified cost $55,173,350)
  (Note 1)..................................................              $84,185,975
Cash........................................................                      391
Receivables:
  Fund shares sold..........................................                    6,088
  Dividends and interest....................................                   79,077
Deferred state registration expenses (Note 1)...............                    7,614
Prepaid insurance...........................................                    3,361
                                                                          -----------
        Total assets........................................               84,282,506
Liabilities
-----------
Payables (Note 4):
  Fund shares redeemed......................................  $ 67,811
  Accrued management fee....................................    54,825
  Accrued distribution fee..................................    32,743
  Other accrued expenses....................................    61,584
                                                              --------
        Total liabilities...................................                  216,963
                                                                          -----------
Net assets, at market value.................................              $84,065,543
                                                                          ===========
Net Assets
----------
Net assets consist of:
  Paid-in capital...........................................              $46,983,856
  Accumulated net realized gain.............................                8,069,062
  Net unrealized appreciation on investments................               29,012,625
                                                                          -----------
Net assets, at market value.................................              $84,065,543
                                                                          ===========
Class A Shares
--------------
Net asset value and redemption price per share ($81,531,407
  divided by 4,383,880 shares of beneficial interest
  outstanding, no par value) (Notes 1 and 2)................                   $18.60
                                                                          ===========
Maximum offering price per share (100/95.25 of $18.60)......                   $19.53
                                                                          ===========
Class C Shares
--------------
Net asset value, offering price and redemption price per
  share ($2,534,136 divided by 138,146 shares of beneficial
  interest outstanding, no par value) (Notes 1 and 2).......                   $18.34
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                      HERITAGE CAPITAL APPRECIATION TRUST
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997


Investment Income
-----------------
Income:
  Dividends.................................................                $   841,281
  Interest..................................................                     63,972
                                                                            -----------
        Total income........................................                    905,253

Expenses (Notes 1 and 4):
  Management fee............................................  $  585,991
  Distribution fee (Class A Shares).........................     335,468
  Distribution fee (Class C Shares).........................      19,834
  Professional fees.........................................      66,366
  Custodian/Fund accounting fees............................      54,941
  Shareholder servicing.....................................      42,478
  State registration expenses...............................      27,453
  Reports to shareholders...................................      20,529
  Trustees' fees and expenses...............................       7,678
  Insurance expense.........................................       6,433
  Other.....................................................       1,786
                                                              ----------
        Total expenses......................................                  1,168,957
                                                                            -----------
Net investment loss.........................................                   (263,704)
                                                                            -----------

Realized and Unrealized Gain on Investments
-------------------------------------------
Net realized gain from investment transactions..............                  9,949,832
Net increase in unrealized appreciation of investments
  during the year...........................................                 12,814,463
                                                                            -----------
        Net gain on investments.............................                 22,764,295
                                                                            -----------
Net increase in net assets resulting from operations........                $22,500,591
                                                                            ===========


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FOR THE YEARS ENDED
                                                                ----------------------------------
                                                                AUGUST 31, 1997    AUGUST 31, 1996
                                                                ---------------    ---------------
Increase (decrease) in net assets:
Operations:
  Net investment loss.......................................      $  (263,704)       $   (23,666)
  Net realized gain from investment transactions............        9,949,832          8,666,732
  Net increase in unrealized appreciation of investments
    during the year.........................................       12,814,463            263,257
                                                                  -----------        -----------
  Net increase in net assets resulting from operations......       22,500,591          8,906,323
Distributions to shareholders from:
  Net investment income, Class A Shares, ($.04 per share)...               --           (201,178)
  Net investment income, Class C Shares, ($.04 per share)...               --             (2,132)
  Net realized gains, Class A Shares, ($1.77 and $1.72 per
    share, respectively)....................................       (7,685,740)        (7,749,647)
  Net realized gains, Class C Shares ($1.77 and $1.72 per
    share, respectively)....................................         (163,771)           (91,089)
Decrease in net assets from Fund share transactions (Note
  2)........................................................       (1,697,370)        (3,030,768)
                                                                  -----------        -----------
Increase (decrease) in net assets...........................       12,953,710         (2,168,491)
Net assets, beginning of year...............................       71,111,833         73,280,324
                                                                  -----------        -----------
Net assets, end of year.....................................      $84,065,543        $71,111,833
                                                                  ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                      HERITAGE CAPITAL APPRECIATION TRUST
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   CLASS A SHARES                        CLASS C SHARES
                                                    --------------------------------------------   --------------------------
                                                                FOR THE YEARS ENDED                   FOR THE YEARS ENDED
                                                                     AUGUST 31,                            AUGUST 31,
                                                    --------------------------------------------   --------------------------
                                                     1997      1996      1995     1994     1993     1997      1996        1995+
                                                    -------   -------   ------   ------   ------   -------   -------      ------
NET ASSET VALUE, BEGINNING OF PERIOD............... $ 15.58   $ 15.53   $15.30   $15.62   $13.64   $ 15.46   $ 15.50      $14.18
                                                    -------   -------   ------   ------   ------   -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)..................   (0.06)     0.00(e)   0.08    0.02     0.03     (0.13)    (0.03)(e)  (0.01)
  Net realized and unrealized gain on investments..    4.85      1.81     1.37     1.05     3.29      4.78      1.75       1.33
                                                    -------   -------   ------   ------   ------   -------   -------     ------
  Total from Investment
    Operations.....................................    4.79      1.81     1.45     1.07     3.32      4.65      1.72       1.32
                                                    -------   -------   ------   ------   ------   -------   -------     ------
LESS DISTRIBUTIONS:
  Dividends from net investment income.............      --     (0.04)   (0.06)   (0.03)   (0.07)       --     (0.04)        --
  Distributions from net realized gains............   (1.77)    (1.72)   (1.16)   (1.36)   (1.27)    (1.77)    (1.72)        --
                                                    -------   -------   ------   ------   ------   -------   -------     ------
  Total Distributions..............................   (1.77)    (1.76)   (1.22)   (1.39)   (1.34)    (1.77)    (1.76)        --
                                                    -------   -------   ------   ------   ------   -------   -------     ------
NET ASSET VALUE, END OF PERIOD..................... $ 18.60   $ 15.58   $15.53   $15.30   $15.62   $ 18.34   $ 15.46     $15.50
                                                    =======   =======   ======   ======   ======   =======   =======     ======

TOTAL RETURN(%)(D).................................   33.61     12.79    10.85     7.07    25.72     32.91     12.16       9.31(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets.........................................    1.48      1.54     1.62     1.55     1.56      2.04      2.05       2.17(b)
  Net investment income (loss) to average daily net
    assets(a)......................................    (.30)     (.02)     .49      .15      .24      (.88)     (.57)      (.33)(b)
  Portfolio turnover rate..........................      42        54       66       65       55        42        54         66
  Average commission rate on portfolio transactions
    (per share).................................... $0.0600   $0.0600       --       --       --   $0.0600   $0.0600         --
  Net assets, end of period ($ millions)...........      81        70       73       74       75         3         1         .4

---------------

 + For the period April 3, 1995 (commencement of Class C Shares) to August 31, 1995.
(a) Excludes management fees waived by the Manager in the amount of less than $0.04, $0.04, $0.04, $0.04 and $0.03 per Class A Share for the five years ended August 31, 1996, respectively. The operating expense ratios including such items would have been 1.79%, 1.87%, 1.81%, 1.81% and 1.84% for Class A Shares for the five years ended August 31, 1996, respectively. Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class C Share for the two years ended August 31, 1996, respectively. The operating expense ratio including such items would have been 2.30% and 2.42% (annualized) for Class C Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.
(e) Amounts calculated prior to reclassification of $23,981. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C shares.

    The accompanying notes are an integral part of the financial statements.

                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund invests principally in those equity securities that the Fund's portfolio manager believes are undervalued and therefore offer above-average potential for long-term appreciation. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets of dividend eligible shares. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

Note 2: FUND SHARES. At August 31, 1997, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A Shares of the Fund during the years ended August 31, 1997 and 1996, were as follows:

                                                                                  FOR THE YEARS ENDED
                                                                -------------------------------------------------------
                                                                     AUGUST 31, 1997               AUGUST 31, 1996
                                                                -------------------------      ------------------------
        CLASS A SHARES                                           SHARES         AMOUNT          SHARES        AMOUNT
        --------------                                          ---------    ------------      ---------    -----------
        Shares sold...........................................    163,088    $  2,689,715        155,981    $ 2,425,846
        Shares issued on reinvestment of distributions........    504,915       7,508,083        547,280      7,776,848
        Shares redeemed.......................................   (757,552)    (12,591,379)      (920,007)   (14,196,180)
                                                                ---------    ------------      ---------    -----------
        Net decrease..........................................    (89,549)   $ (2,393,581)      (216,746)   $(3,993,486)
                                                                             ============                   ===========
        Shares outstanding:...................................
          Beginning of year...................................  4,473,429                      4,690,175
                                                                ---------                      ---------
          End of year.........................................  4,383,880                      4,473,429
                                                                =========                      =========

                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

       Transactions in Class C Shares of the Fund during the years ended August 31, 1997 and 1996, were as follows:

                                                                               FOR THE YEARS ENDED
                                                               ---------------------------------------------------
                                                                  AUGUST 31, 1997                AUGUST 31, 1996
                                                               ---------------------           -------------------
        CLASS C SHARES                                         SHARES       AMOUNT             SHARES     AMOUNT
        --------------                                         -------    ----------           ------    ---------
        Shares sold..........................................   78,463    $1,290,856           63,749    $ 978,939
        Shares issued on reinvestment of distributions.......   11,126       163,771           6 ,588       93,221
        Shares redeemed......................................  (43,249)     (758,416)          (7,109)    (109,442)
                                                               -------    ----------           ------    ---------
        Net increase.........................................   46,340    $  696,211           63,228    $ 962,718
                                                                          ==========                     =========
        Shares outstanding:
          Beginning of year..................................   91,806                         28,578
                                                               -------                         ------
          End of year........................................  138,146                         91,806
                                                               =======                         ======

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended August 31, 1997, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $32,144,824 and $42,731,271, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, and 0.75% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Since January 2, 1992, the Manager has voluntarily agreed to waive 25% of its fee on the first $100 million of average net assets. Effective November 19, 1996 the Manager contractually agreed to reduce its fee to 0.75% on all Trust assets. No fees were waived and no expenses were reimbursed for the year ended August 31, 1997.

        At a special meeting of shareholders held on February 28, 1997, shareholders approved the appointment of Liberty Investment Management, a division of Goldman Sachs Asset Management ("GSAM-Liberty"), as a Subadviser to the Trust, replacing Liberty Investment Management ("Liberty"). The Manager entered into an agreement with GSAM-Liberty to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. For the year ended August 31, 1997 the subadviser earned $195,330, which was paid by the Manager.

        From December 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc., a wholly owned subsidiary of Raymond James Financial, Inc., was the sole subadviser to the Fund. Although Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of August 31, 1997 was $7,200. In addition, the Manager performs Fund Accounting services and charged $36,310 during the year of which $6,200 was payable as of August 31, 1997.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $50,141 in front-end sales charges and $349 in contingent deferred sales charges for the year ended August 31, 1997. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets for Class C Shares. Such fees are accrued daily and payable monthly. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an interested person of the Manager receives an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each of the Heritage Mutual Funds.

Note 5: FEDERAL INCOME TAXES. For the year ended August 31, 1997, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited accumulated net investment loss and charged accumulated undistributed net realized gains $263,704.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of Heritage Capital Appreciation Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Capital Appreciation Trust (the "Fund") at August 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended August 31, 1995, including the financial highlights for each of the periods indicated, were audited by other independent accountants whose report dated October 12, 1995 expressed an unqualified opinion on those statements.

/s/ PRICE WATERHOUSE LLP

Price Waterhouse LLP
Tampa, Florida

October 15, 1997


                         1997 FEDERAL INCOME TAX NOTICE
                                  (UNAUDITED)

     During the year ended August 31, 1997, the Fund paid to shareholders $6,297,322 or $1.42 per share from long-term capital gains. For such period 46% of the income dividends qualified for the dividend received deduction available to corporations.

HERITAGE FAMILY OF FUNDS [TM]

From Our Family to Yours: The Intelligent Creation of Wealth

HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market

HERITAGE BOND FUNDS
Intermediate Government
High Yield

HERITAGE STOCK FUNDS
Income-Growth
Value Equity
Growth Equity
Capital Appreciation
Mid Cap (effective September 29, 1997)
Small Cap
International

We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

[C] 1997 Heritage Asset Management, Inc.
[Heritage Logo]

Heritage Capital Appreciation Trust
P.O. Box 33022
St. Petersburg, FL  33733

Address Change Requested